UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23792

First Trust Private Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Stockholders is attached herewith.

FIRST TRUST PRIVATE CREDIT FUND

Class A Shares – FTCAX

Class I Shares – FTPCX

Annual Report

March 31, 2025

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Private Credit Fund
This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Private Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST PRIVATE CREDIT FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Management Discussion of Fund Performance with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
Last year marked another impressive year for risk assets as the U.S. economy demonstrated remarkable resilience, supported by strong gross domestic product growth, low but rising unemployment, persistent but easing inflation and robust consumer spending. This backdrop fueled U.S. equities higher, with meaningful performance driven by large-cap U.S. technology stocks. Throughout the year, the Federal Reserve officially pivoted monetary policy as the first interest rate cut materialized in September. Despite lowering the front end of the yield curve, duration assets largely surprised to the downside as the back end steepened in response. As we turned to a new political regime, the positive performance from U.S. equities was tempered by valuation concerns and trade policy which introduced meaningful volatility back into the markets. Shortly after the Fund’s fiscal year ended March 31, 2025, the U.S. Presidential administration announced tariff policies that were substantially larger than markets expected resulting in an immediate sell off across risk assets. Tariffs have been implemented faster, at higher rates and with a broader scope than anticipated. The sharp downturn signaled a real-time price adjustment for reduced earnings, contracting price/earnings multiple and the increased risk of recession. Despite the public markets turmoil, we remain excited about the opportunity set present in private markets as dislocations can create compelling entry points in private markets.
While we do not seek to predict the market directionality, it’s important to remain cognizant of the macroeconomic and capital markets backdrop. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors an investment opportunity despite the increased market turbulence across our range of strategies.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Private Credit Fund
Over the one-year period ended March 31, 2025, the Fund’s Class I Shares returned a net gain of 8.80%. In comparison, the Fund’s benchmark, the iBoxx Liquid High Yield Index, returned 7.79%. The private credit market was resilient against a backdrop of equity market volatility, rising macroeconomic risks and abrupt policy changes.
Against this backdrop, the Fund has steered its position over the past year to a more defensive portfolio across the opportunity set in private credit markets. Substantial fundraising growth in the private credit sector continued in 2024, primarily due to higher investor interest in private credit strategies and their increased use within institutional and individual investor portfolios. We expected this elevated demand and new firms entering the asset class would create a wider dispersion in both collateral quality and loan terms across the investable universe. The Fund has focused on constructing its portfolio by identifying loans that are as senior in the capital structure as possible, are higher in quality or have relatively favorable lender protections.

The structured credit market continued to be an area in which we saw a favorable risk-reward balance. Throughout the fiscal year, the Fund deployed capital into middle-market Collateralized Loan Obligations (CLO’s), increasing the Fund’s diversification across tranches that we believe have solid underlying company fundamentals and little overlap with our existing positions. This sector is a prime example of our shift in risk, as we have increased our A — AAA rated exposure and eliminated our allocation to BB rated tranches in the CLO market over the last several quarters, rotating our exposure prior to the volatile market of Q1 2025.
Using a relative value approach, we also continued to position our direct lending mandate by participating in more conservative loans rather than stretching for yield premium. The Fund realized losses and wrote down a position from a loan to a brick and mortar franchise retailer who entered bankruptcy effecting the Fund’s position in the capital stack. The opportunistic credit portion of the Fund has capitalized on the growing opportunity set in Regulatory Capital Relief (Reg Caps/Significant Risk Transfer)) trades. The Fund was able to establish several positions, diversified by region and asset type, in high quality RegCap transactions at attractive spreads that are difficult to source and represent a unique exposure compared to our larger peers.
Despite the potential for an economic slowdown and lower interest rates, we believe private credit as an asset class remains structurally advantaged and is well-positioned to generate strong risk-adjusted returns going forward. The Fund’s portfolio aims to represent a balanced multi-sector approach to provide private credit exposure for investors, targeting positions with low loss rates and high seniority. Based on the current and go-forward expected yields of underlying positions within the Fund’s portfolio, we remain confident in the Fund’s ability to generate income that is sufficient to cover the distribution rate of the Fund as it has over the prior year. Over the fiscal period, the Fund made distributions of 10% annualized to investors, meeting its defined income objective, if the yields of our underlying positions fall short of this target the Fund may have return of capital as component of it’s distribution.
We maintain an optimistic outlook on private credit, viewing it as a resilient and attractive asset class for investors in the current macro environment.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Portfolio Manager mpeck@firsttrustcapital.com	Portfolio Manager bmurphy@firsttrustcapital.com

First Trust Private Credit Fund
FUND PERFORMANCE
March 31, 2025 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the Bloomberg U.S Aggregate Bond Index and the iBoxx USD Liquid High Yield Index TR. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
The performance of the Fund’s other share class, Class A, will differ based on the differences in sales load and fees paid by shareholders investing in Class A Shares.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.
iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2025	1 Year	Since Inception (Annualized)
First Trust Private Credit Fund – Class I (Inception Date May 9, 2022)	8.80%	8.86%
First Trust Private Credit Fund – Class A (Commencement of Operations June 6, 2023)	8.66%	10.56%
Bloomberg U.S. Aggregate Bond Index	4.87%	2.33%
iBoxx USD Liquid High Yield Index TR	7.79%	7.31%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

First Trust Private Credit Fund
FUND PERFORMANCE — Continued
March 31, 2025 (Unaudited)

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated statement of changes in net assets for the year ended March 31, 2024, and the consolidated financial highlights for the periods ended March 31, 2024 and March 31, 2023, were audited by another independent registered public accounting firm whose report, dated June 3, 2024, expressed an unqualified opinion on that consolidated statement of changes in net assets and those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, agent banks, underlying managers or administrators of the private investment vehicles and brokers; when replies were not received from agent banks, an underlying manager or administrator or brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2025

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 14.6%
3,500,0001	Banco Santander, S.A. Series 2024-1 CLN, 11.426% (3-Month Euribor+900 basis points), 6/20/20302,3,4	$3,881,866
1,500,0001	Syntotta 5, 10.511% (3-Month Euribor+800 basis points), 12/27/20432,3,4	1,662,522
1,404,455	BNP Paribas – Broadway Series 1, Class JNR, 12.347% (1-Month Term SOFR+800 basis points), 4/12/20312,4,5	1,418,500
2,845,260	Deutsche Bank AG Series 2021-1X, Class CLN, 13.092% (3-Month Term SOFR+876 basis points), 2/21/20292,4,5	2,869,445
5,000,000	Granville Ltd. Series 25-1X, 10.840% (1-Month Term SOFR+650 basis points), 2/15/20302,4	5,000,000
10,000,0001	Gregory SPV S.R.L. Series 32XC, 10.136% (3-Month Euribor+775 basis points), 12/30/20452,4	10,813,149
2,075,5641	Landesbank Baden-Wuerttemberg Series LION-5 MEZ, 11.615% (3-Month Euribor+900 basis points), 7/31/20342,3,4	2,231,770
4,500,0001	Series LION-6 SNR, 10.005% (3-Month Euribor+765 basis points), 10/30/20362,3,4	4,865,917
2,500,0001	Lloyds Bank PLC Series 2024-1 A, 8.955% (SONIA+450 basis points), 12/16/20302,3,4	3,232,625
3,000,0001	Series 2024-1 Z, 11.805% (SONIA+735 basis points), 12/16/20302,3,4	3,883,762
2,827,805	Mespil Securities No.3 Designated Activity Company Series 2024-1, Class B, 13.850% (2-Month Term SOFR+950 basis points), 7/28/20322,4	2,912,639
3,000,0001	PYMES Magdalena Series 11, Class NOTE, 9.504% (3-Month Euribor+650 basis points), 7/4/20542,3,4,5	3,244,269
19,580,9431	Santander Consumer Finance, S.A. Series 2024-1, 8.999% (3-Month STIBOR+665 basis points), 12/25/20342,3,4	1,948,198
2,071,1291	Santander UK PLC Series 2024-2 F, 14.950% (SONIA+1,000 basis points), 5/22/20342,4,5	2,750,446
3,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 14.120% (1-Month Term SOFR+975 basis points), 5/25/20332,4,5	3,120,000
2,500,000	U.S. Bancorp Series 2025-SUP1, Class R, 11.851% (30-Day SOFR Average+750 basis points), 2/25/20322,5,6	2,500,000
	TOTAL ASSET-BACKED SECURITIES (Cost $55,360,059)	56,335,108

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	BANK LOANS – 34.2%
	Accordian Partners, LLC
86,957	1.000%, Delay Draw, 11/17/20317,8	$13,913
579,710	9.579%, Term Loan, 11/17/20317	579,710
3,960,000	Astro Acquisition, LLC 9.799%, Term Loan, 12/13/20277	3,940,992
428,662	Athos Merger Sub, LLC 9.575%, Term Loan (3-Month Term SOFR+500 basis points), 7/31/20262,5	411,515
359,229	12.825%, Term Loan (1-Month Term SOFR+0 basis points), 7/31/20272,7	329,880
2,000,000	C3 Rentals, LLC 12.323%, Term Loan, 4/22/20277,9	2,010,000
1,971,762	Cardinal Parent, Inc. 8.979%, Term Loan (3-Month Term SOFR+450 basis points), 11/12/20272,5	1,924,627
394,750	CB Buyer, Inc. 0.500%, Revolver, 7/1/20317,8	1,540
792,086	1.000%, Delay Draw, 7/1/20317,8	230
3,795,199	9.299%, Term Loan, 7/1/20317	3,772,049
363,280	Cire Alto OpCo, LLC 24.090%, Term Loan, 8/29/20257,9	363,280
3,990,000	Connect America.com, LLC 9.799%, Term Loan, 12/31/20287,9	3,930,150
980,000	CPC/Cirtec Holdings, Inc. 9.075%, Term Loan, 1/30/20297	975,100
2,032,961	DCERT Buyer, Inc. 11.325% (1-Month Term SOFR+700 basis points), 2/24/20292	1,661,946
137,019	Dentive, LLC 11.049%, Delay Draw, 12/23/20287	135,101
275,814	11.079%, Term Loan, 12/23/20287	271,953
2,991,701	11.079%, Delay Draw, 12/26/20287,10	1,623,862
58,874	Fenix Topco, LLC 11.830%, Delay Draw, 4/2/20277,9,10	49,588
849,983	13.550%, Term Loan, 3/28/20297,9	821,083
1,592,769	Fertility (ITC) Buyer, Inc. 10.245%, Delay Draw, 1/3/20297,10	1,185,105
1,325,292	10.455%, Term Loan, 1/3/20297	1,325,292
491,139	Florida Food Products, LLC 9.590%, Term Loan (3-Month Term SOFR+500 basis points), 10/18/20282,5	417,009
536,980	Fortna Group, Inc. 10.080%, Term Loan (6-Month Term SOFR+550 basis points), 6/1/20292,5	456,970
4,000,000	Fulcrum US Holdings, Inc. 10.280%, Revolver, 5/27/2025*,7	4,000,000

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	BANK LOANS (Continued)
263,021	H.W. Lochner, LLC 10.690%, Term Loan, 7/2/20277	$257,761
2,432,426	10.694%, Term Loan, 7/2/20277	2,432,426
1,484,375	HS Purchaser, LLC 8.391%, Term Loan (3-Month Term SOFR+400 basis points), 11/30/20262,5	1,362,656
3,482,500	IDC Infusion Services, Inc. 10.262%, Term Loan, 7/7/20287	3,453,595
1,445,520	10.829%, Term Loan, 7/7/20287	1,451,446
531,299	11.889%, Delay Draw, 7/7/20287,10	468,542
4,102,479	Ipsen Group Holding GmbH 7.825% Cash, 7.000% PIK, Term Loan, 7/31/20297,9,11	3,990,071
1,075,070	Ivanti Software, Inc. 8.817%, Term Loan (3-Month Term SOFR+425 basis points), 12/1/20272,5,7	777,077
349,554	KL Charlie Acquisition Company 9.912%, Term Loan, 12/20/20267	349,554
463,750	9.957%, Delay Draw, 12/20/20267	463,750
1,995,000	Leonard Valve Company, LLC 9.799%, Term Loan (3-Month USD LIBOR+550 basis points), 9/30/20277	1,992,606
4,255,109	MAX US Bidco, Inc. 9.303%, Term Loan (3-Month Term SOFR+500 basis points), 10/3/2030	4,187,581
169,271	Minds + Assembly, LLC 0.500%, Revolver, 5/3/20297,8	—
3,073,027	9.549%, Term Loan, 10/28/20267	3,040,761
491,938	Monroe Capital Corp. 9.579%, Delay Draw, 12/20/20287	491,938
490,000	10.615%, Term Loan, 12/20/20287	490,000
5,000,000	Nephorn Pharmaceuticals Corp. 13.525%, Term Loan, 1/31/20287,9	4,928,767
1,982,355	Neptune Bidco US, Inc. 9.139%, Term Loan (3-Month Term SOFR+475 basis points), 10/11/20282	1,710,098
1,969,937	9.389%, Term Loan (3-Month Term SOFR+500 basis points), 4/11/20292,5	1,703,690
4,000,000	14.139%, Term Loan, 10/11/2029	3,960,000
352,941	NMA Holdings, LLC 0.500%, Revolver, 12/18/20307,8	—
529,412	1.000%, Delay Draw, 12/18/20307,8	—
2,112,353	9.545%, Term Loan, 1/2/20287,9	2,078,344
1,551,489	Orthopaedic (ITC) Buyer, LLC 10.899%, Term Loan, 7/31/2028	1,563,126

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	BANK LOANS (Continued)
481,241	PhyNet Dermatology, LLC 10.793%, Term Loan, 10/20/20297	$479,461
968,048	11.117%, Term Loan, 10/20/20297	964,466
517,241	11.493%, Delay Draw, 10/20/20297,8	(1,914)
1,015,124	11.493%, Delay Draw, 10/20/20297,8	(3,756)
328,947	PMA Parent Holdings, LLC 0.375%, Revolver, 1/31/20317,8	(4,507)
4,671,053	9.549%, Term Loan, 1/31/20317	4,607,059
3,975,554	Progress Lighting, LLC 14.293%, Term Loan, 9/18/20297,9	3,888,489
2,774,278	Project Leopard Holdings, Inc. 9.641%, Term Loan (3-Month Term SOFR+525 basis points), 7/20/20292,5	2,411,458
4,972,374	Resolute Investment Managers, Inc. 11.061%, Term Loan (3-Month Term SOFR+650 basis points), 4/30/20272	4,953,728
5,000,000	RHF VI Funding, LLC 12.090%, Revolver, 8/19/20257	5,000,000
135,318	Riccobene Associates 0.500%, Revolver, 10/31/20307,8	—
1,320,101	9.325%, Term Loan, 11/12/20277,9	1,302,808
541,177	9.322%, Delay Draw, 1/10/20287,9,10	109,513
4,000,000	Riskonnect Parent, LLC 0.500%, Delay Draw, 12/7/20287,8	(30,000)
970,299	8.967%, Term Loan, 12/7/20287	967,874
421,967	Royal Palm Equity Partners I LP 0.500%, Delay Draw, 10/24/20337,8,11	60,963
688,073	11.297%, Term Loan, 10/24/20337,11	688,073
49,741	Royal Palm Equity Partners II LP 12.297%, Term Loan, 10/24/20287,11	49,457
84,215	0.500%, Term Loan, 10/24/20337,8,11	3,115
5,613,301	Russell Investments U.S. Institutional Holdco, Inc. 10.791%, Term Loan (3-Month Term SOFR+500 basis points), 5/28/20272,5	5,451,918
432,836	Sepro Holdings, LLC 1.000%, Delay Draw, 7/26/20307,8	(1,385)
432,836	9.575%, Revolver, 7/26/20307,8	291,501
3,014,701	9.574%, Term Loan, 7/26/20302,7	2,974,907
5,622,122	Shryne Group, Inc. 16.000% Cash, 1.000% PIK, Term Loan, 5/26/20267,9,11	5,650,233
420,897	South Florida ENT Associates 10.663%, Delay Draw, 12/31/20257,10	306,703
971,289	11.413%, Term Loan, 12/31/20257	969,249

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	BANK LOANS (Continued)
420,929	Steward Health Care System, LLC 6.070% Cash, 9.850% PIK, Bridge, 4/30/20257,9,11	$420,929
2,150,001	14.438%, Term Loan, 6/30/20257,9	2,150,001
23,939	15.188%, Term Loan, 12/31/20257,9	23,939
829,187	Summit Spine & Joint Centers 1.000%, Delay Draw,7,10	—
414,594	9.298%, Revolver, 3/18/20287,8,9	18,194
2,756,219	11.500%, Term Loan, 3/18/20287,9	2,711,802
3,805,172	Synamedia Americas Holdings, Inc. 12.062%, Term Loan, 12/5/20287	3,787,669
370,092	TA/WEG Holdings, LLC 12.253%, Delay Draw, 10/2/20277	370,092
246,668	12.253%, Delay Draw, 10/4/20277	246,668
368,786	12.253%, Delay Draw, 10/4/20277	368,786
2,606,598	12.253%, Delay Draw, 10/4/20277,10	2,442,640
221,760	0.500%, Revolver, 10/4/20277,8	—
15,409	Tank Holding Corp. 1.000%, Revolver, 3/31/20288	(453)
1,861,075	10.424%, Term Loan, 3/31/2028	1,799,194
686,000	10.424%, Term Loan, 5/11/2029	661,417
297,348	11.750%, Delay Draw, 5/11/2029	286,692
214,991	Taoglas Group Holdings Limited 0.500%, Revolver, 2/28/20297	211,766
769,309	11.549%, Term Loan, 2/28/20297	757,769
332,043	TCW Fenix Topco, LLC 1.000%, Delay Draw,7,8	—
2,475,000	USN Opco, LLC 10.199%, Term Loan, 12/21/20267	2,475,000
1,498,874	West Side Holdco, LLC 13.323%, Term Loan, 9/3/20277,9	1,453,907
	TOTAL BANK LOANS (Cost $132,639,879)	132,630,109
Number of Shares
	CLOSED-END FUNDS – 0.6%
162,668	Palmer Square Capital BDC, Inc.12	2,166,738
	TOTAL CLOSED-END FUNDS (Cost $2,670,716)	2,166,738

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS – 28.2%
1,250,000	ABPCI Direct Lending Fund CLO, LLC Series 2017-1A, Class ERR, 11.793% (3-Month Term SOFR+750 basis points), 7/20/20372,5,6	$1,264,713
250,000	AIMCO CLO Ltd. Series 2019-10A, Class ERR, 9.940% (3-Month Term SOFR+565 basis points), 7/22/20372,5,6	253,295
500,000	Alinea CLO Ltd. Series 2018-1A, Class DR, 5.975% (3-Month Term SOFR+225 basis points), 7/20/20312,5,6	500,011
1,000,000	Anchorage Capital CLO Ltd. Series 2020-16A, Class A1R2, 4.985% (3-Month Term SOFR+125 basis points), 1/19/20382,5,6	996,883
500,000	Apidos CLO Ltd. Series 2017-28A, Class C, 7.055% (3-Month Term SOFR+276 basis points), 1/20/20312,5,6	500,008
1,000,000	Series 2015-23A, Class DRR, 6.917% (3-Month Term SOFR+260 basis points), 4/15/20332,5,6	1,000,013
500,000	Series 2020-33A, Class ER, 10.908% (3-Month Term SOFR+661 basis points), 10/24/20342,5,6	500,000
500,000	Series 2022-42A, Class D1R, 6.771% (3-Month Term SOFR+245 basis points), 4/20/20382,5,6	501,227
750,000	Bain Capital Credit CLO Ltd. Series 2018-2A, Class DR, 7.243% (3-Month Term SOFR+295 basis points), 7/19/20312,5,6	751,141
500,000	Barings CLO Ltd. Series 2018-4A, Class D, 7.464% (3-Month Term SOFR+316 basis points), 10/15/20302,5,6	501,469
500,000	Battalion CLO Ltd. Series 2020-15A, Class BR, 5.804% (3-Month Term SOFR+150 basis points), 1/17/20332,5,6	500,636
250,000	Benefit Street Partners CLO Ltd. Series 2015-8A, Class DR, 10.155% (3-Month Term SOFR+586 basis points), 1/20/20312,5,6	248,940
500,000	Series 2020-20A, Class DR, 7.764% (3-Month Term SOFR+346 basis points), 7/15/20342,5,6	502,219
1,000,000	Series 2022-28A, Class AR, 5.643% (3-Month Term SOFR+135 basis points), 10/20/20372,5,6	1,001,021
750,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-4RA, Class C, 7.464% (3-Month Term SOFR+316 basis points), 7/15/20302,5,6	751,265
250,000	Series 2014-1A, Class DR, 7.164% (3-Month Term SOFR+286 basis points), 4/17/20312,5,6	250,387
1,000,000	Series 2014-2RA, Class C, 7.385% (3-Month Term SOFR+306 basis points), 5/15/20312,5,6	1,001,438
625,000	Series 2014-3RA, Class C, 7.512% (3-Month Term SOFR+321 basis points), 7/27/20312,5,6	625,880

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
500,000	Carlyle U.S. CLO Ltd. Series 2017-4A, Class C, 7.364% (3-Month Term SOFR+306 basis points), 1/15/20302,5,6	$500,700
500,000	CBAM Ltd. Series 2017-4A, Class D, 7.164% (3-Month Term SOFR+286 basis points), 1/15/20312,5,6	501,398
500,000	Cedar Funding CLO Ltd. Series 2016-6A, Class DRR, 7.865% (3-Month Term SOFR+357 basis points), 4/20/20342,5,6	501,082
500,000	Series 2023-17A, Class E, 12.453% (3-Month Term SOFR+816 basis points), 7/20/20362,5,6	509,175
500,000	Series 2014-4A, Class AR3, 5.619% (3-Month Term SOFR+134 basis points), 1/23/20382,5,6	500,521
500,000	Series 2014-4A, Class DR3, 7.579% (3-Month Term SOFR+330 basis points), 1/23/20382,5,6	503,718
1,000,000	Series 2020-12A, Class ARR, 5.457% (3-Month Term SOFR+120 basis points), 1/25/20382,5,6	997,256
500,000	CIFC Funding Ltd. Series 2017-4A, Class D, 10.658% (3-Month Term SOFR+636 basis points), 10/24/20302,5,6	502,538
500,000	Series 2013-3RA, Class D, 10.458% (3-Month Term SOFR+616 basis points), 4/24/20312,5,6	498,500
500,000	Series 2018-2A, Class D1R, 7.343% (3-Month Term SOFR+305 basis points), 10/20/20372,5,6	505,909
500,000	Creeksource Dunes Creek CLO Ltd. Series 2024-1A, Class A1, 5.744% (3-Month Term SOFR+141 basis points), 1/15/20382,5,6	500,402
250,000	Crestline Denali CLO Ltd. Series 2018-1A, Class D, 7.814% (3-Month Term SOFR+351 basis points), 10/15/20312,5,6	250,025
500,000	Dryden Senior Loan Fund Series 2013-30A, Class DR, 7.185% (3-Month Term SOFR+286 basis points), 11/15/20282,5,6	501,654
500,000	Series 2017-54A, Class D, 7.655% (3-Month Term SOFR+336 basis points), 10/19/20292,5,6	500,014
500,000	Series 2016-45A, Class DRR, 7.352% (3-Month Term SOFR+305 basis points), 10/15/20302,5,6	500,683
500,000	Eaton Vance CLO Ltd. Series 2015-1A, Class DR, 7.055% (3-Month Term SOFR+276 basis points), 1/20/20302,5,6	500,627
500,000	Elevation CLO Ltd. Series 2018-10A, Class AR, 5.242% (3-Month Term SOFR+92 basis points), 10/20/20312,5,6	500,001
500,000	Elmwood CLO Ltd. Series 2022-1A, Class E, 10.643% (3-Month Term SOFR+635 basis points), 4/20/20352,5,6	504,654

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Fortress Credit Opportunities CLO, LLC Series 2022-19A, Class ER, 12.302% (3-Month Term SOFR+800 basis points), 10/15/20362,5,6	$1,009,027
500,000	Galaxy CLO Ltd. Series 2018-26A, Class E, 10.440% (3-Month Term SOFR+611 basis points), 11/22/20312,5,6	504,485
500,000	Series 2017-24A, Class AR, 5.842% (3-Month Term SOFR+154 basis points), 4/15/20372,5,6	501,307
500,000	Generate CLO Ltd. Series 2023-12A, Class E, 12.690% (3-Month Term SOFR+840 basis points), 7/20/20362,5,6	509,825
500,000	Goldentree Loan Management U.S. CLO Ltd. Series 2019-5A, Class DRR, 7.093% (3-Month Term SOFR+280 basis points), 10/20/20322,5,6	501,450
500,000	HPS Loan Management Ltd. Series 13A-18, Class DR, 7.252% (3-Month Term SOFR+295 basis points), 10/15/20302,5,6	500,755
500,000	Invesco U.S. CLO Ltd. Series 2023-3A, Class E, 12.462% (3-Month Term SOFR+816 basis points), 7/15/20362,5,6	506,213
5,000,000	Ivy Hill Middle Market Credit Fund IX Ltd. Series 9A, Class ERR, 12.510% (3-Month Term SOFR+822 basis points), 4/23/20342,5,6	5,027,500
96,151	LCM Ltd. Series 25A, Class AR, 5.393% (3-Month Term SOFR+110 basis points), 7/20/20302,5,6	96,189
500,000	Long Point Park CLO Ltd. Series 2017-1A, Class C, 6.964% (3-Month Term SOFR+266 basis points), 1/17/20302,5,6	502,724
500,000	Magnetite CLO Ltd. Series 2018-20A, Class E, 9.905% (3-Month Term SOFR+561 basis points), 4/20/20312,5,6	502,325
1,000,000	Series 2020-26A, Class D1R2, 6.219% (3-Month Term SOFR+250 basis points), 1/25/20382,5,6	1,002,360
1,250,000	Maranon Loan Funding Ltd. Series 2021-3A, Class ER, 12.122% (3-Month Term SOFR+782 basis points), 10/15/20362,5,6	1,261,058
2,175,000	MCF CLO Ltd. Series 2018-1A, Class ER, 12.293% (3-Month Term SOFR+800 basis points), 4/18/20362,5,6	2,226,990
3,000,000	Series 2018-1A, Class SUB, 15.235%, 4/18/20365,6,9,13	2,002,129
500,000	Morgan Stanley Eaton Vance CLO Ltd. Series 2022-18A, Class D1R, 7.393% (3-Month Term SOFR+310 basis points), 10/20/20372,5,6	506,831

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
600,000	Mount Logan Funding LP Series 2018-1A, Class ER, 13.012% (3-Month Term SOFR+872 basis points), 1/22/20332,5,6,12	$599,112
1,926,983	Series 2018-1A, Class SUBR, 13.635%, 1/22/20335,6,9,12,13	988,911
1,000,000	Neuberger Berman CLO Ltd. Series 2017-16SA, Class D1R2, 7.010% (3-Month Term SOFR+270 basis points), 4/15/20392,5,6	1,000,046
500,000	Neuberger Berman Loan Advisers CLO Ltd. Series 2018-28A, Class D1R, 7.493% (3-Month Term SOFR+320 basis points), 10/20/20382,5,6	507,197
1,000,000	New Mountain CLO Ltd. Series CLO-6A, Class D1, 7.739% (3-Month Term SOFR+310 basis points), 10/15/20372,5,6	1,014,940
500,000	Series CLO-1A, Class DRR, 7.152% (3-Month Term SOFR+285 basis points), 1/15/20382,5,6	501,227
500,000	Newark BSL CLO Ltd. Series 2017-1A, Class CR, 7.712% (3-Month Term SOFR+341 basis points), 7/25/20302,5,6	499,388
500,000	Series 2017-1A, Class D, 10.862% (3-Month Term SOFR+656 basis points), 7/25/20302,5,6	495,477
500,000	Octagon Investment Partners Ltd. Series 2013-1A, Class DR2, 7.062% (3-Month Term SOFR+276 basis points), 1/25/20312,5,6	502,898
500,000	OZLM Ltd. Series 2018-22A, Class C, 7.214% (3-Month Term SOFR+291 basis points), 1/17/20312,5,6	500,701
500,000	Series 2018-20A, Class C, 7.505% (3-Month Term SOFR+321 basis points), 4/20/20312,5,6	501,478
600,0001	Palmer Square European Loan Funding Series 2023-1A, Class SUB, 0.000%, 11/15/20325,6,9,12,13	—
900,0001	Series 2023-2X, Class SUB, 9.784%, 1/15/20335,9,12,13	905,655
1,000,0001	Series 2023-3X, Class SUB, 11.897%, 5/15/20335,9,12,13	965,230
2,500,0001	Series 2024-1X, Class SUB, 14.173%, 8/15/20335,9,12,13	2,135,816
2,000,0001	Series 2024-3A, Class SUB, 9.155%, 5/15/20345,6,9,12,13	2,076,798
4,000,0001	Series 2024-2X, Class SUB, 12.116%, 5/15/20345,9,12,13	3,750,527
1,000,0001	Series 2025-1X, Class SUB, 14.660%, 10/15/20345,9,12,13	1,081,315
1,450,0001	Series 2023-2X, Class SUB, 9.218%, 10/15/20365,9,12,13	1,107,397
2,000,0001	Series 2024-1X, Class SUB, 9.258%, 5/15/20375,9,12,13	2,034,274
2,825,0001	Series 2024-2X, Class SUB, 10.677%, 10/15/20375,9,12,13	2,924,332
1,500,0001	Series 2024-2X, Class F, 11.745% (3-Month Euribor+824 basis points), 10/15/20372,5,12	1,613,878
500,0001	Series 2023-1X, Class FR, 11.060% (3-Month Euribor+827 basis points), 1/15/20382,5,12	538,671
1,050,0001	Series 2023-1X, Class SUB, 11.126%, 1/15/20385,9,12,13	863,748
1,250,0001	Series 2025-1X, Class SUB, 8.875%, 10/15/20395,9,12,13	1,216,479

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Palmer Square Loan Funding Ltd. Series 2021-4A, Class E, 12.074% (3-Month Term SOFR+777 basis points), 10/15/20292,5,6,12	$1,005,014
825,000	Series 2023-1A, Class SUB, 0.000%, 7/20/20315,6,9,12,13	20,170
450,000	Series 2022-4A, Class SUB, 13.199%, 7/24/20315,6,9,12,13	393,854
500,000	Series 2023-2A, Class SUB, 11.874%, 1/25/20325,6,9,12,13	449,307
3,000,000	Series 2024-3A, Class SUB, 14.625%, 8/8/20325,6,9,12,13	2,752,268
2,510,000	Series 2024-1A, Class SUB, 10.788%, 10/15/20325,6,9,12,13	2,236,771
250,000	Series 2024-1A, Class E, 10.872% (3-Month Term SOFR+657 basis points), 10/15/20322,5,6,12	248,293
3,000,000	Series 2024-2A, Class SUB, 12.468%, 1/15/20335,6,9,12,13	3,006,631
4,150,000	Series 2025-1A, Class SUB, 0.000%, 2/15/20335,6,9,12,13	4,150,000
500,000	Series 2023-2A, Class SUB, 10.024%, 4/20/20365,6,9,12,13	510,175
500,000	Series 2023-3A, Class SUB, 12.887%, 1/20/20375,6,9,12,13	472,204
1,540,000	Series 2024-1A, Class SUB, 11.938%, 4/15/20375,6,9,12,13	1,463,089
3,000,000	Series 2024-2A, Class SUB, 12.549%, 7/20/20375,6,9,12,13	2,633,826
2,000,000	Series 2024-3A, Class SUB, 13.960%, 7/20/20375,6,9,12,13	1,903,530
1,250,000	Series 2023-4A, Class SUB, 15.318%, 10/20/20375,6,9,12,13	1,187,552
3,000,000	Series 2024-4A, Class SUB, 12.616%, 1/15/20385,6,9,12,13	3,041,705
2,250,000	Series 2025-1A, Class SUB, 13.000%, 4/20/20385,6,9,12,13	2,261,814
500,000	Post CLO Ltd. Series 2024-1A, Class E, 11.093% (3-Month Term SOFR+680 basis points), 4/20/20372,5,6	509,199
1,000,000	Regatta Funding Ltd. Series 2018-2A, Class CR, 7.002% (3-Month Term SOFR+270 basis points), 7/15/20312,5,6	1,003,096
750,000	Series 2018-3A, Class E, 10.512% (3-Month Term SOFR+621 basis points), 10/25/20312,5,6	738,811
500,000	Series 2016-1A, Class A1R2, 5.716% (3-Month Term SOFR+141 basis points), 6/20/20342,5,6	500,269
500,000	Series 2021-3A, Class D1R, 7.402% (3-Month Term SOFR+310 basis points), 10/15/20372,5,6	505,722
625,000	Series 2021-1A, Class D1R, 6.921% (3-Month Term SOFR+260 basis points), 4/15/20382,5,6	626,543
500,000	Silver Point CLO Ltd. Series 2024-6A, Class A1, 5.967% (3-Month Term SOFR+140 basis points), 10/15/20372,5,6	500,262
500,000	Stewart Park CLO Ltd. Series 2015-1A, Class ER, 9.844% (3-Month Term SOFR+554 basis points), 1/15/20302,5,6	496,009
500,000	Symphony CLO Ltd. Series 2019-21A, Class AR2, 5.224% (3-Month Term SOFR+90 basis points), 7/15/20322,5,6	496,375

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
250,000	Series 2022-34A, Class DR, 9.547% (3-Month Term SOFR+525 basis points), 7/24/20362,5,6	$253,441
375,000	TCI-Flatiron CLO Ltd. Series 2018-1A, Class ER, 10.705% (3-Month Term SOFR+641 basis points), 1/29/20322,5,6	377,608
750,000	Trestles CLO Ltd. Series 2023-6A, Class A1R, 5.454% (3-Month Term SOFR+118 basis points), 4/25/20382,5,6	747,051
500,000	Venture CLO Ltd. Series 2019-38A, Class ARR, 5.304% (3-Month Term SOFR+100 basis points), 7/30/20322,5,6	499,276
500,000	Verdelite Static CLO Ltd. Series 2024-1A, Class D, 7.143% (3-Month Term SOFR+285 basis points), 7/20/20322,5,6	503,009
500,000	Voya CLO Ltd. Series 2017-1A, Class C, 7.894% (3-Month Term SOFR+359 basis points), 4/17/20302,5,6	500,261
500,000	Series 2013-1A, Class CR, 7.514% (3-Month Term SOFR+321 basis points), 10/15/20302,5,6	500,699
1,000,000	Series 2014-1A, Class CR2, 7.355% (3-Month Term SOFR+306 basis points), 4/18/20312,5,6	999,026
250,000	Series 2018-2A, Class D, 7.314% (3-Month Term SOFR+301 basis points), 7/15/20312,5,6	249,585
500,000	Series 2016-3A, Class CR, 7.805% (3-Month Term SOFR+351 basis points), 10/18/20312,5,6	497,546
500,000	Series 2015-3A, Class CR, 7.705% (3-Month Term SOFR+341 basis points), 10/20/20312,5,6	500,028
500,000	Series 2019-2A, Class D, 8.255% (3-Month Term SOFR+396 basis points), 7/20/20322,5,6	500,925
1,000,000	Series 2017-3A, Class CRR, 7.422% (3-Month Term SOFR+310 basis points), 4/20/20342,5,6	999,921
500,000	Series 2022-4A, Class ER, 10.993% (3-Month Term SOFR+670 basis points), 4/20/20372,5,6	503,958
500,000	Series 2019-1A, Class D1RR, 7.499% (3-Month Term SOFR+305 basis points), 10/15/20372,5,6	507,140
500,000	Series 2020-3A, Class ARR, 5.543% (3-Month Term SOFR+125 basis points), 1/20/20382,5,6	500,125
500,000	Series 2020-3A, Class D1RR, 6.993% (3-Month Term SOFR+270 basis points), 1/20/20382,5,6	504,877
500,000	Whitebox CLO Ltd. Series 2020-2A, Class A1R2, 5.677% (3-Month Term SOFR+138 basis points), 10/24/20372,5,6	500,004
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $111,726,882)	109,173,035

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES – 15.7%
	INVESTMENT PARTNERSHIPS – 11.7%
N/A14	Acer Tree Credit Opportunities Partners LP7	$6,080,635
N/A14	Arbour Lane Credit Opportunity Fund IV LP15	353,907
N/A14	Audax Private Credit Fund LP15	8,331,607
N/A14	BCP Special Opportunities Offshore Feeder III LP12,15	308,973
N/A14	DSC Meridian Credit Opportunities Onshore Fund LP7	7,602,462
2,818,223	IFRG Investor III LP7	268,851
N/A14	Linden Investors LP7	7,931,070
N/A14	Old Orchard Credit Fund LP7	6,611,331
N/A14	Seer Capital Regulatory Capital Relief Fund LP15	4,145,471
N/A14	TCW Rescue Financing II LP15	2,131,283
N/A14	Whitehawk IV-Plus Onshore Fund LP15	1,129,779
N/A14	Wynwood BN, LLC15	302,281
		45,197,650
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES – 1.4%
N/A14	TCW Direct Lending VIII, LLC15	5,519,333
Principal Amount ($)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS – 2.6%
500,000	Antares Loan Funding I Ltd. 2/17/203215	572,593
1,274,200	Fortress Credit Opportunities CLO, LLC Series XXVII, 1/28/203515	1,310,644
797,000	GPG Loan Funding, LLC 4/29/2034*	837,130
1,500,000	KCLF Note Issuer I SPV, LLC 12/28/203315	1,568,854
2,126,749	MCF CLO 12, LLC 2/24/202815	2,185,480
1,302,000	Neuberger Berman CLO Ltd. 3/27/203815	1,302,000
681,295	Private Credit Fund C-1 Holdco, LLC Series 2023-1, 7/11/20337	718,917
1,602,725	Silver Point Loan Funding, LLC 10/20/203315	1,695,150
		10,190,768
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $60,691,457)	60,907,751

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 11.7%
1,060,000	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 4.20%16,17	$1,060,000
44,266,697	UMB Bank, Money Market Special II Deposit Investment, 4.19%17	44,266,697
	TOTAL SHORT-TERM INVESTMENTS (Cost $45,326,697)	45,326,697
	TOTAL INVESTMENTS – 104.9% (Cost $401,355,690)	406,539,438
	Liabilities in Excess of Other Assets – (4.9)%	(19,111,037)
	TOTAL NET ASSETS – 100.0%	$387,428,401

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
EURIBOR – Euro Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
SONIA – Sterling Overnight Index Average
STIBOR – Stockholm Interbank Offered Rate
* Non-income producing security.
1 Principal Amount denoted in local currency.
2 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
3 Foreign security denominated in U.S. Dollars.
4 All or a portion of this investment is a holding of FTPCF Cayman Sub1 Ltd.
5 Callable.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $92,535,713, which represents 23.88% of the total net assets of the Fund.
7 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
8 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.
9 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
10 A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion.
11 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
12 Affiliated company.
13 CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The Fund monitors the effective yield and residual value for each CLO equity position held within the Fund’s portfolio on a quarterly basis. The residual value also known as the equity or residual tranche is the portion of the CLO’s assets remaining after all debt obligations have been fully satisfied. The effective yield and investment cost may ultimately not be realized.
14 Investment does not issue shares.
15 Investment valued using net asset value per share as practical expedient.
16 All or a portion of this security is segregated as collateral for derivatives. The market value of the securities pledged as collateral was $1,060,000, which represents 0.27% of total net assets of the Fund.
17 The rate is the annualized seven-day yield at period end.

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Acer Tree Credit Opportunities Partners LP1	Quarterly2	45 Days	$6,000,000	$6,080,635	1/31/2025
Arbour Lane Credit Opportunity Fund IV LP1	Not Permitted	N/A	$353,907	$353,907	2/27/2025
Audax Private Credit Fund LP1	Not permitted	N/A	8,046,813	8,331,607	10/30/2024
BCP Special Opportunities Fund Offshore Feeder III LP1	Not permitted	N/A	291,016	308,973	11/2/2023
DSC Meridan Credit Opportunities Onshore LP1	Quarterly2	65 Days	6,600,000	7,602,462	5/1/2023
IFRG Investor III LP1	Not permitted	N/A	2,818,223	268,851	7/28/2023
Linden Investors LP1	Quarterly2	65 Days	6,750,000	7,931,070	5/1/2023
Old Orchard Credit Fund LP1	Quarterly2	65 Days	6,250,000	6,611,331	5/31/2023
Palmer Square Capital BDC, Inc.	Not permitted	N/A	2,670,716	2,166,738	2/1/2023
Seer Capital Regulatory Capital Relief Fund LP1	Not permitted	N/A	4,000,000	4,145,471	3/7/2023
TCW Direct Lending VIII, LLC1	Not permitted	N/A	6,323,363	5,519,333	8/9/2023
TCW Rescue Financing II LP1	Not permitted	N/A	2,017,626	2,131,283	9/12/2024
WhiteHawk IV-Plus Onshore Fund, L.P.1	Not permitted	N/A	1,125,376	1,129,779	6/29/2023
Wynwood BN, LLC1	Not permitted	N/A	300,000	302,281	1/26/2023
Totals			$53,547,040	$52,883,721

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
PURCHASE CONTRACT	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation (Depreciation)
EUR	BNP Paribas	EUR per USD	6/18/2026	144,000	$160,012	$159,105	$(907)
EUR	BNP Paribas	EUR per USD	11/6/2026	368,000	412,344	409,438	(2,906)
TOTAL PURCHASE CONTRACTS					$572,356	$568,543	$(3,813)
Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation (Depreciation)
EUR	BNP Paribas	EUR per USD	4/4/2025	(1,000,000)	$(1,041,100)	$(1,081,546)	$(40,446)
EUR	BNP Paribas	EUR per USD	4/22/2025	(20,000)	(22,280)	(21,652)	628
EUR	BNP Paribas	EUR per USD	4/22/2025	(90,000)	(99,271)	(97,433)	1,838
EUR	BNP Paribas	EUR per USD	4/22/2025	(190,000)	(209,171)	(205,691)	3,480
EUR	BNP Paribas	EUR per USD	5/14/2025	(14,576,000)	(15,214,429)	(15,800,211)	(585,782)
GBP	BNP Paribas	GBP per USD	5/14/2025	(7,827,000)	(9,740,545)	(10,110,235)	(369,690)
SEK	BNP Paribas	SEK per USD	5/14/2025	(22,000,000)	(2,034,631)	(2,194,531)	(159,900)
EUR	BNP Paribas	EUR per USD	5/22/2025	(448,000)	(498,848)	(485,845)	13,003
EUR	BNP Paribas	EUR per USD	5/22/2025	(50,000)	(55,400)	(54,224)	1,176

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation (Depreciation)
EUR	BNP Paribas	EUR per USD	5/22/2025	(540,000)	$(591,918)	$(585,617)	$6,301
EUR	BNP Paribas	EUR per USD	7/22/2025	(20,000)	(22,340)	(21,765)	575
EUR	BNP Paribas	EUR per USD	7/22/2025	(70,000)	(77,318)	(76,179)	1,139
EUR	BNP Paribas	EUR per USD	7/22/2025	(110,000)	(121,451)	(119,710)	1,741
EUR	BNP Paribas	EUR per USD	8/22/2025	(30,000)	(33,420)	(32,706)	714
EUR	BNP Paribas	EUR per USD	8/22/2025	(670,000)	(738,414)	(730,433)	7,981
EUR	BNP Paribas	EUR per USD	10/22/2025	(20,000)	(22,380)	(21,864)	516
EUR	BNP Paribas	EUR per USD	10/22/2025	(688,000)	(769,401)	(752,116)	17,285
EUR	BNP Paribas	EUR per USD	10/22/2025	(170,000)	(188,114)	(185,843)	2,271
EUR	BNP Paribas	EUR per USD	11/21/2025	(30,000)	(33,465)	(32,849)	616
EUR	BNP Paribas	EUR per USD	11/21/2025	(450,000)	(496,683)	(492,728)	3,955
EUR	BNP Paribas	EUR per USD	11/24/2025	(70,000)	(77,840)	(76,659)	1,181
EUR	BNP Paribas	EUR per USD	1/22/2026	(80,000)	(89,070)	(87,889)	1,181
EUR	BNP Paribas	EUR per USD	1/22/2026	(170,000)	(188,714)	(186,763)	1,951
EUR	BNP Paribas	EUR per USD	2/20/2026	(680,000)	(760,920)	(748,222)	12,698
EUR	BNP Paribas	EUR per USD	2/20/2026	(450,000)	(499,677)	(495,147)	4,530
EUR	BNP Paribas	EUR per USD	2/23/2026	(1,505,000)	(1,673,880)	(1,656,259)	17,621
EUR	BNP Paribas	EUR per USD	4/22/2026	(50,000)	(55,855)	(55,091)	764
EUR	BNP Paribas	EUR per USD	4/22/2026	(150,000)	(167,020)	(165,272)	1,748
EUR	BNP Paribas	EUR per USD	5/22/2026	(2,054,000)	(2,299,641)	(2,266,455)	33,186
EUR	BNP Paribas	EUR per USD	6/18/2026	(944,000)	(1,062,000)	(1,043,024)	18,976
EUR	BNP Paribas	EUR per USD	7/22/2026	(50,000)	(55,800)	(55,337)	463
EUR	BNP Paribas	EUR per USD	7/22/2026	(180,000)	(200,998)	(199,214)	1,784
EUR	BNP Paribas	EUR per USD	8/21/2026	(280,000)	(312,040)	(310,347)	1,693
EUR	BNP Paribas	EUR per USD	8/24/2026	(70,000)	(78,645)	(77,598)	1,047
EUR	BNP Paribas	EUR per USD	10/22/2026	(50,000)	(55,975)	(55,589)	386
EUR	BNP Paribas	EUR per USD	10/22/2026	(160,000)	(179,320)	(177,885)	1,435
EUR	BNP Paribas	EUR per USD	11/6/2026	(1,408,000)	(1,576,960)	(1,566,547)	10,413
EUR	BNP Paribas	EUR per USD	11/20/2026	(2,640,000)	(2,972,600)	(2,939,312)	33,288
EUR	BNP Paribas	EUR per USD	11/23/2026	(80,000)	(90,200)	(89,083)	1,117
EUR	BNP Paribas	EUR per USD	12/23/2026	(485,000)	(518,708)	(540,871)	(22,163)
EUR	BNP Paribas	EUR per USD	1/22/2027	(160,000)	(179,804)	(178,697)	1,107
EUR	BNP Paribas	EUR per USD	2/22/2027	(1,426,000)	(1,570,144)	(1,595,096)	(24,952)
EUR	BNP Paribas	EUR per USD	4/22/2027	(180,000)	(202,919)	(201,937)	982
EUR	BNP Paribas	EUR per USD	5/24/2027	(90,000)	(102,285)	(101,130)	1,155
EUR	BNP Paribas	EUR per USD	6/4/2027	(1,976,000)	(2,242,760)	(2,221,584)	21,176
EUR	BNP Paribas	EUR per USD	7/22/2027	(160,000)	(180,772)	(180,318)	454
EUR	BNP Paribas	EUR per USD	7/30/2027	(2,584,000)	(2,917,852)	(2,913,301)	4,551

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation (Depreciation)
EUR	BNP Paribas	EUR per USD	10/22/2027	(50,000)	$(56,780)	$(56,610)	$170
EUR	BNP Paribas	EUR per USD	1/24/2028	(40,000)	(45,560)	(45,504)	56
EUR	BNP Paribas	EUR per USD	3/13/2028	(1,016,000)	(1,158,240)	(1,158,661)	(421)
TOTAL SALE CONTRACTS					$(53,583,558)	$(54,548,580)	$(965,022)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(53,011,202)	$(53,980,037)	$(968,835)

EUR – Euro
GBP – British Pund Sterling
SEK – Swedish Krona

See accompanying Notes to Consolidated Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2025 (Unaudited)

Country of Investment*	Value	Percent of Total Net Assets
Cayman Islands	$2,959,258	0.8%
European Union	52,774,450	13.6%
United Kingdom	9,866,833	2.5%
United States	340,938,897	88.0%
Total Investments	406,539,438	104.9%
Liabilities in Excess of Other Assets	(19,111,037)	(4.9)%
Total Net Assets	$387,428,401	100.0%

* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2025 (Unaudited)
Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	14.6%
Bank Loans	34.2%
Closed-End Funds	0.6%
Collateralized Loan Obligations	28.2%
Private Investment Vehicles
Investment Partnerships	11.7%
Private Collateralized Loan Obligations	2.6%
Non-Listed Business Development Companies	1.4%
Total Private Investment Vehicles	15.7%
Short-Term Investments	11.7%
Total Investments	104.9%
Liabilities in Excess of Other Assets	(4.9)%
Total Net Assets	100.0%

* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

Assets:
Investments in securities, at fair value
Unaffiliated investments (Cost $351,854,571)	$353,525,381
Affiliated investments (Cost $56,561,119)	53,014,057
Cash	274,745
Foreign currency, at value (Cost $756,317)	753,020
Unrealized appreciation on forward foreign currency exchange contracts	238,332
Receivables:
Interest and dividends	3,055,196
Fund shares sold	714,741
Investment securities sold	24,862
Prepaid expenses	37,101
Total assets	411,637,435
Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	1,207,167
Payables:
Fund shares redeemed	13,316,239
Line of credit payable (Note 14)	8,000,000
Investment securities purchased	1,069,224
Investment Management fees	365,093
Fund services expense	67,997
Audit fees	54,613
Distribution fees – Class A (Note 3)	159
Distribution fees – Class I (Note 3)	36,464
Tax services fees	28,273
Legal fees	21,958
Chief Compliance Officer fees	2,715
Unused line of credit fees (Note 14)	2,119
Interest payable (Note 14)	1,630
Trustees’ fees and expenses	823
Accrued other expenses	34,560
Total liabilities	24,209,034
Net Assets	$387,428,401
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2025

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$389,599,855
Total distributable earnings (accumulated deficit)	(2,171,454)
Net Assets	$387,428,401
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$237,398
Shares of beneficial interest issued and outstanding	23,270
Net asset value, offering and redemption price per share	$10.20
Maximum sales charge (4.50% of offering price)*	$0.48
Maximum offer price to public	$10.68
Class I Shares:
Net assets applicable to shares outstanding	$387,191,003
Shares of beneficial interest issued and outstanding	37,820,787
Net asset value, offering and redemption price per share	$10.24

* Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 12 months of the date of purchase.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

Investment Income:
Interest	$22,220,187
Interest from affiliated issuers	6,178,918
Dividends	1,679,026
Dividends from affiliated issuers	314,889
Payment-in-kind interest	712,322
Total investment income	31,105,342
Expenses:
Investment Management fees	3,776,074
Distribution fees – Class I (Note 3)	400,337
Distribution fees – Class A (Note 3)	168
Fund services expense	277,257
Legal fees	160,813
Interest expense (Note 14)	137,476
Audit fees	81,119
Shareholder reporting fees	72,298
Trustees’ fees and expenses	64,569
Registration fees	62,543
Chief Compliance Officer fees	30,438
Tax services fees	27,392
Unused line of credit fee (Note 14)	20,019
Custody fees	14,441
Insurance fees	11,542
Miscellaneous	141,472
Total expenses	5,277,958
Investment Management fees waived	(683,256)
Net expenses	4,594,702
Net investment income	26,510,640
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,391,903
Investments in affiliated issuers	(1,152,829)
Forward foreign currency exchange contracts	580,058
Foreign currency transactions	(100,162)
Net realized gain (loss)	718,970
Net change in unrealized appreciation/depreciation on:
Investments	(943,391)
Investments in affiliated issuers	(3,350,280)
Forward foreign currency exchange contracts	(1,021,403)
Foreign currency translations	2,748
Net change in unrealized appreciation/depreciation	(5,312,326)
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency	(4,593,356)
Net Increase in Net Assets from Operations	$21,917,284
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$26,510,640	$7,081,797
Net realized gain (loss) on investments, investments in affiliated issuers, forward foreign currency exchange contracts and foreign currency transactions	718,970	231,171
Net change in unrealized appreciation/depreciation on investments, investments in affiliated issuers, forward foreign currency exchange contracts and foreign currency translations	(5,312,326)	2,348,320
Net increase in net assets from operations	21,917,284	9,661,288
Distributions to Shareholders:
Distributions:
Class A1	(15,557)	(76)
Class I	(27,155,828)	(6,980,305)
Total distributions to shareholders	(27,171,385)	(6,980,381)
Capital Transactions:
Net proceeds from shares sold:
Class A1	234,773	1,000
Class I	277,067,453	133,242,086
Reinvestment of distributions:
Class A1	4,918	76
Class I	1,134,032	212,152
Cost of shares redeemed:
Class I	(48,447,273)	(4,457,172)
Net increase in net assets from capital transactions	229,993,903	128,998,142
Total increase in net assets	224,739,802	131,679,049
Net Assets:
Beginning of period	162,688,599	31,009,550
End of period	$387,428,401	$162,688,599
Capital Share Transactions:
Shares sold:
Class A1	22,682	99
Class I	26,847,721	12,898,799
Shares reinvested:
Class A1	482	7
Class I	110,389	20,783
Shares redeemed:
Class I	(4,704,952)	(429,565)
Net increase in capital share transactions	22,276,322	12,490,123

1 Class A Shares commenced public offering on June 6, 2023.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

Increase (Decrease) in Cash
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$21,917,284
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(289,185,185)
Sales of long-term portfolio investments	63,242,257
Change in short-term investments, net	(20,321,636)
Payment-in-kind interest added to principal amount of investment	(712,322)
Net amortization on investments	(570,553)
Net realized (gain) loss	(718,970)
Net change in unrealized appreciation/depreciation	5,312,326
(Increase)/Decrease in operating assets:
Interest and dividends	(1,797,816)
Due form Investment Adviser	14,041
Prepaid expenses	(10,067)
Increase/(Decrease) in operating liabilities:
Investment Management fee	365,093
Audit fees	(2,368)
Legal fees	(3,300)
Distribution fees – Class A (Note 3)	158
Distribution fees – Class I (Note 3)	15,585
Tax services fees	11,405
Shareholder reporting fees	(14,194)
Fund services expense	54,069
Chief Compliance Officer fees	(137)
Interest payable (Note 14)	1,630
Trustees’ fees and expenses	631
Unused line of credit fees (Note 14)	2,119
Accrued other expenses	10,842
Net cash provided by (used in) operating activities	(222,389,108)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	277,236,294
Dividends paid to shareholders, net of reinvestments	(26,032,435)
Cost of shares redeemed	(36,782,910)
Draw on line of credit	38,000,000
Paydown on line of credit	(30,000,000)
Net cash provided by (used in) financing activities	222,420,949
Net increase in cash and foreign currency	31,841
Effect of foreign exchange rate changes on cash	(3,297)
Cash and cash foreign currency:
Beginning of period balances:
Cash	999,221
Total beginning of period balances	999,221
End of period balances:
Cash	274,745
Cash denominated in foreign currency, at value	753,020
Total end of period balances	$1,027,765
Supplemental disclosure of non-cash activites:
Reinvested divideds	$1,138,950
Supplemental disclosure of cash flow information:
Interest paid	$135,846
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Year Ended March 31, 2025	For the Period June 6, 2023* Through March 31, 2024
Net asset value, beginning of period	$10.45	$10.00
Income (Loss) from Investment Operations:
Net investment income1	0.99	0.85
Net realized and unrealized gain (loss)	(0.13)	0.35
Total from investment operations	0.86	1.20
Less Distributions:
From net investment income	(1.09)	(0.72)
From net realized gain	(0.02)	(0.03)
Total distributions	(1.11)	(0.75)
Net asset value, end of period	$10.20	$10.45
Total return2	8.66%	10.59%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	237	1
Ratio of expenses to average net assets (excluding interest expense and unused line of credit fees):
Before fees waived and expenses absorbed4	1.92%	2.30%5
After fees waived and expenses absorbed4	1.92%	2.30%5
Ratio of net investment income (loss) to average net assets (excluding interest expense and unused line of credit fees):
Before fees waived and expenses absorbed6	9.58%	10.06%5
After fees waived and expenses absorbed6	9.58%	10.06%5
Ratio of expenses to average net assets (including interest expense and unused line of credit fees):
Before fees waived and expenses absorbed4	1.99%	2.30%5
After fees waived and expenses absorbed4	1.99%	2.30%5
Ratio of net investment income (loss) to average net assets (including interest expense and unused line of credit fees):
Before fees waived and expenses absorbed6	9.65%	10.06%5
After fees waived and expenses absorbed6	9.65%	10.06%5
Portfolio turnover rate	27%	25%3
Total amount outstanding (000’s omitted):
Secured credit facility	$8,000	—
Asset coverage per $1,000 of borrowings7:
Secured credit facility	$49,429	—

* Commencement of public offering.
1 Based on average shares outstanding for the period.
2 Total return would have been higher/lower had fees not been recovered/waived by the Investment Adviser. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Class A Shares.
3 Not annualized.
4 Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.
5 Annualized.
6 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
7 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period May 9, 2022* Through March 31, 2023
Net asset value, beginning of period	$10.45	$10.08	$10.00
Income (Loss) from Investment Operations:
Net investment income1	1.02	0.96	0.54
Net realized and unrealized gain (loss)	(0.14)	0.35	(0.20)
Total from investment operations	0.88	1.31	0.34
Less Distributions:
From net investment income	(1.07)	(0.91)	(0.25)
From net realized gain	(0.02)	(0.03)	(0.01)
Total distributions	(1.09)	(0.94)	(0.26)
Net asset value, end of period	$10.24	$10.45	$10.08
Total return2	8.80%	13.77%	3.37%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$387,191	$162,687	$31,010
Ratio of expenses to average net assets (excluding interest expense and unused line of credit fees):
Before fees waived and expenses absorbed4	1.91%	2.35%	5.46%5
After fees waived and expenses absorbed4	1.65%	1.65%	1.65%5
Ratio of net investment income (loss) to average net assets (excluding interest expense and unused line of credit fees):
Before fees waived and expenses absorbed6	9.59%	8.61%	2.22%5
After fees waived and expenses absorbed6	9.85%	9.31%	6.03%5
Ratio of expenses to average net assets (including interest expense and unused line of credit fees):
Before fees waived and expenses absorbed4	1.98%	2.35%	5.46%5
After fees waived and expenses absorbed4	1.72%	1.65%	1.65%5
Ratio of net investment income (loss) to average net assets (including interest expense and unused line of credit fees):
Before fees waived and expenses absorbed	9.66%	8.61%	2.22%5
After fees waived and expenses absorbed	9.92%	9.31%	6.03%5
Portfolio turnover rate	27%	25%	46%3
Total amount outstanding (000’s omitted):
Secured credit facility	$8,000	—	—
Asset coverage per $1,000 of borrowings7:
Secured credit facility	$49,429	—	—

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Total return would have been higher/lower had fees not been recovered/waived by the Investment Adviser. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Class I Shares.
3 Not annualized.
4 Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.
5 Annualized.
6 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
7 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2025

Note 1 — Organization
First Trust Private Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated August 16, 2022 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share Classes: Class A Shares and Class I Shares.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a diverse portfolio of private credit instruments. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Adviser and one or more Sub-Advisers (as defined in Note 3 below), in percentages determined at the discretion of the Investment Adviser. The Investment Adviser and Sub-Advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment vehicles and other investment vehicles that invest or trade in a wide range of investments.
The Fund commenced the public offering of Class I Shares on September 6, 2022 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since June 6, 2023. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value (“NAV”) per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion to their relative Shares outstanding. Shareholders of a Class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation
The Fund may invest up to 25% of its total assets in its subsidiary, FTPCF Cayman Sub1 Ltd., a wholly owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FTPCF Cayman Sub1 Ltd. All inter-company accounts and transactions have been eliminated in consolidation. The FTPCF Cayman Sub1 Ltd. is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2025, net assets of FTPCF Cayman Sub1 Ltd. were $54,682,826, representing 14.11% of the Fund’s consolidated net assets.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

FTPCF Cayman Sub1 Ltd. is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has elected to be disregarded as an entity separate from the Fund for U.S. federal income tax purposes.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets by utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short,

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined.
Fixed-income securities, except for private debt investments discussed below, with a remaining maturity of sixty (60) days or more, will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to, changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
The Fund values its investments in private investment vehicles (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment vehicle in accordance with such private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment vehicle under consideration.
The Fund will generally value shares of open-end and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the warrant using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Private Investment Vehicles
Private Investment Vehicles generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment vehicles, it will bear its pro rata portion of the private investment vehicles’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment vehicle in which the Fund invests has its own investment risks, and those risks can affect the value of such private investment vehicle’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment vehicle will be achieved. A private investment vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment vehicle at a time that is unfavorable to the Fund. In addition, one private investment vehicle may buy the same securities that another private investment vehicle sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, which are subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.
(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
Collateralized loan obligations (“CLO”) equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securities Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the Consolidated Statement of Operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.
(f) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for consolidated financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, based on the statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on May 9, 2022 through March 31, 2023, and the years ended March 31, 2024 and March 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(g) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 10% annually of the Fund’s NAV per Share (the “Distribution Policy”). Prior to December 14, 2023, the Fund made monthly distributions to its shareholders equal to 8% annually of the Fund’s NAV per Share. Prior to August 28, 2023, the Fund made monthly distributions to its shareholders equal to 7% annually of the Fund’s NAV per Share. Prior to March 1, 2023, the Fund made monthly distributions to its shareholders equal to 5% annually of the Fund’s NAV per Share. This predetermined dividend rate may be modified by the Board from time to time and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for consolidated financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gains, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
(h) Segments
In this reporting period, the Fund adopted Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance of each Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment management agreement (the “Agreement”) with the Investment Adviser. Pursuant to the Agreement, the Fund pays the Investment Adviser a monthly fee, in arrears, equal to 1.35% on an annualized basis of the Fund’s net assets determined as of month-end (the “Investment Management Fee”), subject to certain adjustments.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure that Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses (such as litigation expenses)) do not exceed 2.40% and 1.65% of the net assets on an annualized basis of Class A Shares and Class I Shares, respectively (the “Expense Limit”). The Expense Limitation and Reimbursement Agreement may not be terminated by the Fund or the Investment Adviser until April 29, 2026. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.40% and 1.65% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.
For the year ended March 31, 2025, the Investment Adviser has waived $683,256 in Investment Management fees for Class I Shares. At March 31, 2025, the amount of these potentially recoverable expenses was $1,625,525. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of the year stated below:
2026	$411,518
2027	530,751
2028	683,256
Total	$1,625,525
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Adviser and one or more Sub-Advisers in percentages determined at the discretion of the Investment Adviser. During the year ended March 31, 2025, the Investment Adviser has engaged Mount Logan Management, LLC (“Mount Logan”) and Palmer Square Capital Management LLC

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

(“Palmer Square”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Adviser and Mount Logan, Mount Logan receives a portfolio management fee equal to 1.00% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Adviser and Palmer Square, Palmer Square receives a portfolio management fee equal to 0.50% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Each Sub-Adviser’s fee is paid by the Investment Adviser out of the Investment Management Fee.
The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plans allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the, net losses of such Class.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor (the “Distributor”). UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as a custodian of the assets of the Fund.
A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with UMBFS or Investment Adviser. For the year ended March 31, 2025, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2025 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes substantially all of its income and gains each year.
At March 31, 2025, gross unrealized appreciation and depreciation of investments and derivatives owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$408,555,314
Gross unrealized appreciation	$5,894,504
Gross unrealized depreciation	$(8,879,215)
Net unrealized depreciation on investments and derivatives	$(2,984,711)
The difference between cost amounts for consolidated financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended March 31, 2025, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$41,424	$(41,424)
As of March 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$1,491,426
Undistributed long-term capital gains	—
Accumulated capital and other losses	(681,440)
Net unrealized depreciation on investments	(2,976,934)
Other temporary differences	(4,506)
Total accumulated earnings (deficit)	$(2,171,454)
The tax character of distributions paid during the years ended March 31, 2025 and March 31, 2024 were as follows:
Distribution paid from:	2025	2024
Ordinary income	$26,942,238	$6,940,804
Net long-term capital gains	229,147	39,577
Total taxable distributions	$27,171,385	$6,980,381
A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectivley. For the taxable year ended March 31, 2025, the Fund intends to elect to defer late year losses as indicated in the chart below.
Post-October Losses Deferred	$681,440
As of March 31, 2025, the Fund had no capital loss carryovers.
Note 5 — Investment Transactions
For the year ended March 31, 2025, purchases and sales of investments, excluding short-term investments, were $289,185,185 and $63,242,257, respectively.
Note 6 — Redemption Fee
The Fund may impose a maximum deferred sales charge of 1.25% of the total redemption amount on Class A Shares redeemed within 12 months of the date of purchase. For the year ended March 31, 2025, the Fund received $0 in deferred sales charges.
Note 7 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss from such claims to be remote.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 8 — Repurchase of Shares
The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting quarterly repurchase offers. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for up to 5% of the Shares outstanding, but if the number of Shares tendered for repurchase exceeds the number the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
The results of the repurchase offers conducted during the year ended March 31, 2025 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 29, 2024	August 30, 2024	November 29, 2024	February 28, 2025
Repurchase Request Date	June 28, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Repurchase Pricing Date	June 28, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net Asset Value as of Repurchase Pricing Date
Class A Shares	$10.41	$10.37	$10.17	$10.20
Class I Shares	$10.43	$10.39	$10.21	$10.24
Amount Repurchased
Class A Shares	$—	$—	$—	$—
Class I Shares	$10,014,392	$9,204,853	$15,911,789	$13,316,239
Percentage of Outstanding Shares Repurchased
Class A Shares	—%	—%	—%	—%
Class I Shares	4.55%	3.42%	4.90%	3.33%
Note 9 — Fair Value Measurements and Disclosure
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are not included in the fair value hierarchy. As such, investments in Private Investment Vehicles with a fair value of $31,694,485 are excluded from the fair value hierarchy as of March 31, 2025.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2025:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$56,335,108	$—	$56,335,108
Bank Loans	—	35,074,998	97,555,111	132,630,109
Closed-End Funds	2,166,738	—	—	2,166,738
Collateralized Loan Obligations	—	104,145,535	5,027,500	109,173,035
Private Investment Vehicles
Investment Partnerships	—	—	28,494,349	28,494,349
Private Collateralized Loan Obligations	—	—	718,917	718,917
Short-Term Investments	45,326,697	—	—	45,326,697
Subtotal	$47,493,435	$195,555,641	$131,795,877	$374,844,953
Private Investments Vehicles
Investment Partnerships				16,703,301
Non-Listed Business Development Companies				5,519,333
Private Collateralized Loan Obligations				9,471,851
Total Investments				$406,539,438
Other Financial Instruments
Forward foreign currency exchange contracts*	$—	$238,332	$—	$238,332
Total Assets:	$47,493,435	$195,793,973	$131,795,877	$406,777,770

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

	Level 1	Level 2	Level 3	Total
Liabilities
Other Financial Instruments
Forward foreign currency exchange contracts*	$—	$1,207,167	$—	$1,207,167
Total Liabilities	$—	$1,207,167	$—	$1,207,167

* Forward foreign currency exchange contracts are valued at the unrealized appreciation/(depreciation).
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Asset-Backed Securities	Bank Loans	Collateralized Loan Obligations	Private Investment Vehicles
Balance as of March 31, 2024	$4,932,500	$37,353,014	$4,868,595	$14,036,817
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(4,932,500)	(972,943)	(4,868,595)	—
Total gains (losses) for the period	—	654,791	10,000	11,422,535
Purchases	330,251	80,495,338	5,527,500	4,140,668
Sales	(330,251)	(19,975,089)	(510,000)	(386,754)
Balance as of March 31, 2025	$—	$97,555,111	$5,027,500	$29,213,266
Change in unrealized gains (losses) for the period for assets held at the end of the reporting period	$—	$341,295	$60	$(677,465)
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:
Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Input	Weighted average	Impact on Valuation from an Increase in Input
Bank Loans	$28,714,895	Discounted Cash Flow	Discount Rates	9.07% - 17.45%	13.69%	Decrease
	59,152,071	Income approach	Market Yield	6.77% - 17.48%	9.72%	Increase
	2,594,869	Liquidation Approach	Expected Sale Proceeds	N/A	N/A	Increase
	7,093,276	Transaction Price	Transaction Price	N/A	N/A	Increase
Collateralized Loan Obligations	5,027,500	Transaction Price	Transaction Price	N/A	N/A	Increase
Private Investment Vehicles	28,225,498	Adjusted Net Asset Value	Reported Net Asset Value/Fair Value Adjustments	N/A	N/A	Increase
	718,917	Income Approach	Expected Yield	13.62%	13.62%	Increase
	268,851	Market approach	EBITDA Multiple	2.5x - 8x	5.25x	Increase

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 10 — Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment which is advised or sponsored by a Sub-Adviser. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2025.
Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Amortization	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
CLOSED-END FUNDS
Palmer Square Capital BDC, Inc.	162,668	$2,882,939	$—	$(233,390)	$—	$4,101	$(486,912)	$2,166,738	$303,240	$—
COLLATERALIZED LOAN OBLIGATIONS
Mount Logan Funding LP
Series 2018-1A, Class ER, 13.012% (3-Month Term SOFR+872 basis points), 1/22/20332,1,2	600,000	—	590,700	—	—	—	8,412	599,112	—	57,133
Series 2018-1A, Class SUBR, 13.635%, 1/22/20332,3,4	1,926,983	1,414,872	—	—	—	—	(425,961)	988,911	—	241,817
Palmer Square European Loan Funding
Series 2023-1A, Class SUB, 0.000%, 11/15/20322,3,4,5	600,000	611,954	—	—	—	(491,914)	(120,040)	—	—	143,533
Series 2023-2X, Class SUB, 9.784%, 1/15/20332,4,5	900,000	848,015	—	—	—	—	57,640	905,655	—	187,255
Series 2023-3X, Class SUB, 11.897%, 5/15/20332,4,5	1,000,000	1,087,522	—	—	—	—	(122,292)	965,230	—	364,202
Series 2024-1X, Class SUB, 14.173%, 8/15/20332,4,5	2,500,000	2,697,163	—	—	—	—	(561,347)	2,135,816	—	716,028
Series 2024-3A, Class SUB, 9.155%, 5/15/20342,3,4,5	2,000,000	—	2,159,128	—	—	—	(82,330)	2,076,798	—	75,419
Series 2024-2X, Class SUB, 12.116%, 5/15/20342,4,5	4,000,000	—	4,374,453	—	—	—	(623,926)	3,750,527	—	669,268
Series 2025-1X, Class SUB, 0.000%, 10/15/20342,4,5	1,000,000	—	1,044,823	—	—	—	36,492	1,081,315	—	26,310
Series 2023-2X, Class SUB, 9.218%, 10/15/20362,4,5	1,450,000	1,568,528	—	—	—	(339,068)	(122,063)	1,107,397	—	167,874
Series 2024-1X, Class SUB, 9.258%, 5/15/20372,4,5	2,000,000	—	2,152,853	—	—	—	(118,579)	2,034,274	—	243,069
Series 2024-2X, Class SUB, 10.677%, 10/15/20372,4,5	2,833,750	—	3,051,065	(179,381)	—	18,983	33,665	2,924,332	—	94,829
Series 2024-2X, Class F, 11.745% (3-Month Euribor+824 basis points), 10/15/20371,2,5	1,500,000	—	1,525,533	—	—	872	87,473	1,613,878	—	126,832
Series 2023-1X, Class FR, 11.060% (3-Month Euribor+827 basis points), 1/15/20381,2,5	500,000	—	508,386	—	—	—	30,285	538,671	—	15,971
Series 2023-1X, Class SUB, 11.126%, 1/15/20382,4,5	1,050,000	1,013,942	795,892	(937,168)	—	(141,211)	132,293	863,748	—	162,375

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Amortization	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
Series 2025-1X, Class SUB, 0.000%, 10/15/20392,4,5	1,250,000	$—	$1,168,346	$—	$—	$1,311	$46,822	$1,216,479	$—	$29,507
Series 2023-1X, Class E, 10.431% (3-Month Euribor+653 basis points), 11/15/20321,2,5	—	324,818	—	(324,992)	—	24,116	(23,942)	—	—	246
Series 2023-1X, Class F, 11.665% (3-Month Euribor+798 basis points), 7/15/20361,2,5	—	—	141,276	(137,157)	—	(4,119)	—	—	—	15,525
Palmer Square Loan Funding Ltd.
Series 2021-4A, Class E, 12.074% (3-Month Term SOFR+777 basis points), 10/15/20291,2,3	1,000,000	—	1,008,300	—	(65)	—	(3,221)	1,005,014	—	25,489
Series 2023-1A, Class SUB, 0.000%, 7/20/20312,3,4	825,000	889,160	—	—	—	(554,855)	(314,135)	20,170	—	440,938
Series 2022-4A, Class SUB, 13.199%, 7/24/20312,3,4	450,000	430,974	—	—	—	—	(37,120)	393,854	—	79,644
Series 2023-2A, Class SUB, 11.874%, 1/25/20322,3,4	500,000	461,574	—	—	—	—	48,601	510,175	—	67,143
Series 2024-3A, Class SUB, 14.625%, 8/8/20322,3,4	3,000,000	—	3,000,000	—	—	—	(247,732)	2,752,268	—	551,405
Series 2024-1A, Class SUB, 10.788%, 10/15/20322,3,4	2,510,000	—	2,510,000	—	—	—	(273,229)	2,236,771	—	394,955
Series 2024-1A, Class E, 10.872% (3-Month Term SOFR+657 basis points), 10/15/20321,2,3	250,000	—	245,000	—	—	210	3,083	248,293	—	15,587
Series 2024-2A, Class SUB, 12.468%, 1/15/20332,3,4	3,000,000	—	3,000,000	—	—	—	6,631	3,006,631	—	87,585
Series 2025-1A, Class SUB, 0.000%, 2/15/20332,3,4	4,150,000	—	4,150,000	—	—	—	—	4,150,000	—	112,786
Series 2023-2A, Class SUB, 10.024%, 4/20/20362,3,4	500,000	511,018	—	—	—	—	(61,711)	449,307	—	146,180
Series 2023-3A, Class SUB, 12.887%, 1/20/20372,3,4	500,000	502,791	—	—	—	—	(30,587)	472,204	—	56,310
Series 2024-1A, Class SUB, 11.938%, 4/15/20372,3,4	1,540,000	1,504,918	—	—	—	5,703	(47,532)	1,463,089	—	171,171
Series 2024-2A, Class SUB, 12.549%, 7/20/20372,3,4	3,000,000	—	2,724,286	—	—	15,629	(106,089)	2,633,826	—	170,864
Series 2024-3A, Class SUB, 13.960%, 7/20/20372,3,4	2,000,000	—	1,900,000	—	—	5,273	(1,743)	1,903,530	—	146,168
Series 2023-4A, Class SUB, 15.318%, 10/20/20372,3,4	1,250,000	1,262,225	—	—	—	—	(74,673)	1,187,552	—	287,910
Series 2024-4A, Class SUB, 12.616%, 1/15/20382,3,4	3,000,000	—	3,000,000	—	—	—	41,705	3,041,705	—	20,898
Series 2025-1A, Class SUB, 13.000%, 4/20/20382,3,4	2,250,000	—	2,250,000	—	—	—	11,814	2,261,814	—	47,271

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Amortization	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
Series 2022-4A, Class D, 12.609% (3-Month Term SOFR+729 basis points), 7/24/20311,2,3	—	$299,072	$—	$(300,000)	$—	$11,124	$(10,196)	$—	$—	$19,421
PRIVATE INVESTMENT FUNDS
BCP Special Opportunities Offshore Feeder III LP6,7	N/A	—	—	—	—	291,016	17,957	308,973	11,649	—
	$54,998,401	$18,311,485	$41,300,041	$(2,112,088)	$(65)	$(1,152,829)	$(3,332,487)	$53,014,057	$314,889	$6,178,918

1 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
2 Callable.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $27,736,203, which represents 7.160% of the total net assets of the Fund.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
5 Principal Amount denoted in local currency.
6 Investment does not issue shares.
7 Investment valued using net asset value per share as practical expedient.
Note 11 — Derivatives and Hedging Disclosures
ASC 815, Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2025, by risk category are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Assets:
Foreign exchange	$238,332	$238,332
	$238,332	$238,332
	Forward Foreign Currency Exchange Contracts	Total
Liabilities
Foreign exchange	$(1,207,167)	$(1,207,167)
	$(1,207,167)	$(1,207,167)

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2025, by risk category are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss) on Derivatives
Foreign exchange	$580,058	$580,058
	$580,058	$580,058
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Foreign exchange	$(1,021,403)	$(1,021,403)
	$(1,021,403)	$(1,021,403)
The notional amount and the number of contracts as of March 31, 2025 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments for the period ended March 31, 2025 are as follows:
Derivatives not designated as hedging instruments
Forward foreign currency exchange contracts	Notional amount	$(33,507,663)
Note 12 — Disclosures about Offsetting Assets and Liabilities
ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.
The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – assets	BNP Paribas	$238,332	$(238,332)	$—	$—
Forward foreign currency exchange contracts – liabilities	BNP Paribas	$(1,207,167)	$238,332	$—	$(968,835)

* Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** Amounts relate to master netting agreements and collateral agreements which have been determined by the Investment Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 13 — Commitments
Bank Loans, Collateralized Loan Obligations and Private Investment Vehicles may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2025, are as follows:
Unfunded Commitment
Bank Loans
Accordian Partners, LLC	$73,043
CB Buyer, Inc.	792,086
CB Buyer, Inc.	394,750
CW Co-Invest: Ares 2023-1 Sub	818,705
Dentive, LLC	1,369,500
Fenix Topco, LLC	7,901
Fertility (ITC) Buyer, Inc.	415,658
IDC Infusion Services, Inc.	64,935
Minds + Assembly, LLC	169,271
NMA Holdings, LLC	882,353
PhyNet Dermatology, LLC	1,532,365
PMA Parent Holdings, LLC	328,947
Riccobene Associates	581,570
Riskonnect Parent, LLC	4,000,000
Sepro Holdings, LLC	577,115
South Florida ENT Associates	111,037

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Unfunded Commitment
Summit Spine & Joint Centers	$1,218,905
TA/WEG Holdings, LLC	391,341
Tank Holding Corp.	15,409
TCW Fenix Topco, LLC	332,043
Collateralized Loan Obligations
CW Co-Invest: Golub CLO Sub	1,703,000
CW Co-Invest: Silver Point 2022-1 CLO	397,275
Fortress Credit Opportunities CLO, LLC	2,575,800
Private Investment Vehicles
Investment Partnerships
Arbour Lane Credit Opportunity Fund IV (B), L.P.	4,646,092
Audax Private Credit Fund, LP	5,953,187
BCP Special Opportunities Offshore Feeder III LP	2,729,768
FPA Whitehawk IV-Plus Onshore Fund, LP	1,888,452
Royal Palm Equity Partners II LP	442,105
TCW Rescue Financing Fund II LP	3,161,585
Non-Listed Business Development Companies
TCW Direct Lending VIII LLC	5,894,827
Private Collateralized Loan Obligations
Neuberger Berman CLO 60 Ltd.	698,000
$44,167,025

Note 14 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $10,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is March 30, 2026. Effective September 27, 2024 the Fund requested a temporarily increase the maximum revolving commitment by $15,000,000 (from 5,000,000 to $20,000,000) through and including November 15, 2024. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3:00 to 1:00 at any time. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2025, the Fund incurred cost related to the quarterly average daily unused portion of the revolving commitment (“Unused line of credit fees”) as reported on the

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the seventy four (78) days the Fund had outstanding borrowings were 7.639%, $8,384,615, $20,000,000, and $150,416, respectively. As of March 31, 2025, the Fund had an outstanding principal balance in the amount of $8,000,000.
Note 15 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of March 31, 2025, the Shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	75.0%
The Fund has no knowledge as to whether all or any portion of the Shares owned of record are also owned beneficially.
Note 16 — Risk Factors
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 17 — Events Subsequent to the Period End
In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements other than the following:
On April 9, 2025, the Fund formed FTPCF Sub1 LLC, a Delaware limited liability company and wholly owned and controlled subsidiary of the Fund. The Fund may invest up to 25% of its total assets in FTPCF Sub1 LLC. FTPCF Sub1 LLC is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information.

First Trust Private Credit Fund
FUND MANAGEMENT
March 31, 2025 (Unaudited)

The Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

First Trust Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present). President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	26	Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present);	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-ManagedReal Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private CreditFund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT VestHedged Equity Income Fund: Series A3,FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3,FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant AlternativeLending Fund and Variant Impact Fund.
*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Private Credit Fund
FUND INFORMATION
March 31, 2025 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement and Subadvisory Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4 – 5, 2025 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Manager”) and First Trust Private Credit Fund (the “Fund”) (the “Investment Management Agreement”) and the sub-advisory agreement among the Investment Manager, the Fund and Palmer Square Capital Management LLC, the Fund’s sub-adviser (the “Sub-Adviser” and together with the Investment Manager, the “Advisers”) (the “Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Advisory Agreements”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Advisers to assist them in considering the approval of the Advisory Agreements. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve either Advisory Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Advisers to the Fund under the Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Advisers to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Advisers who provide the investment advisory and administrative services to the Fund. The Board determined that the Advisers’ portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Advisers’ compliance policies and procedures, including those used by the Investment Manager to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Advisers with respect to the Fund, noting that the Advisers also act as investment adviser to certain funds with a similar investment objective and strategy. The Board further considered performance information of the Fund compared to twenty comparable credit focused interval funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that the Fund’s total return for the one-year and three-month periods ended December 31, 2024 were below the Peer Group median and average while its total return for the same one-year period was higher than the relevant index. It also noted that the Fund’s performance for the calendar year ended December 31, 2023 was slightly higher than its Peer Group median and average, and that the Fund’s annualized performance since inception period ended December 31, 2024 was slightly higher than the Peer Group median. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.

First Trust Private Credit Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

FEES AND EXPENSES
The Board reviewed and considered the advisory fee rate, sub-advisory fee rate and total net expense ratio of the Fund, noting that the Investment Manager pays the Sub-Adviser from its fee. The Board compared the advisory fees, sub-advisory fees and total net expense ratio for the Fund with various comparative data, including a third-party report on the advisory fees and expenses of the Fund’s Peer Group. The Board noted that the Fund’s advisory fees and total net expenses were below the Peer Group median and average. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses and that such agreement would automatically renew for consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund, the sub-advisory fees payable to the Sub-Adviser and total net expense ratio were reasonable and satisfactory in light of the services provided by the Investment Manager and Sub-Adviser.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the advisory fees under the Investment Management Agreement and the fees paid by the Investment Manager to the Sub-Adviser under the Sub-Advisory Agreement, neither of which included breakpoints. It took into account the Investment Manager’s and Sub-Adviser’s assertions that that breakpoints were not necessary at current asset levels, but it would re-evaluate as assets grew. The Board considered the Fund’s advisory fees and the fees paid by the Investment Manager to the Sub-Adviser and concluded that such fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT MANAGER AND SUB-ADVISER
The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager and Sub-Adviser from their relationships with the Fund. The Board also reviewed the Investment Manager’s and Sub-Adviser’s financial condition. The Board noted that the financial condition of each of the Investment Manager and Sub-Adviser appeared stable. The Board determined that the advisory and sub-advisory fees and the compensation to the Investment Manager and Sub-Adviser were reasonable and the financial condition of each was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Manager and Sub-Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Manager and/or Sub-Adviser in the future. The Board noted that the Investment Manager is an affiliate of the Fund’s distributor (the “Distributor”) and that the Distributor receives certain fees for its role as distributor and for other services related to the Fund that are paid by the Investment Manager. The Board further noted that the Sub-Adviser was not affiliated with the Distributor and did not derive any benefit from the Distributor’s relationship with the Fund. The Board also considered that a registered investment adviser affiliated with the Investment Manager receives additional management fees for assets held in the Fund by the affiliate registered investment adviser’s clients, noting that the Investment Manager does not participate in the management fees earned by the affiliate registered investment adviser. The Board noted that the Advisers do not have affiliations with the Fund’s transfer agent, fund accountant or custodian, and therefore, do not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements.

First Trust Private Credit Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

	TICKER	CUSIP
First Trust Private Credit Fund – Class I Shares	FTPCX	33741K209
First Trust Private Credit Fund – Class A Shares	FTCAX	33741K200
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Qualified Dividend Income
For the year ended December 31, 2024, 0.02% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2024, 0.02% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Capital Gain
For the year ended December 31, 2024, the Fund designated $229,147 as long-term capital gain distributions.
Section 199A Dividends
For the year ended December 31, 2024, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.

First Trust Private Credit Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

Section 163(j) Interest Dividends
For the year ended December 31, 2024, the Fund designated approximately 86.20% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
First Trust Private Credit Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b) Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $58,100 for 2024 and $87,500 for 2025.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2024 and $16,710 for 2025.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2024 and $0 for 2025.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2024 through March 31, 2025 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2024 and $0 for 2025.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings      will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Compliance Manual

Exhibit B: Proxy Voting Guidelines

In accordance with Rule 30b1-4 under the Investment Company Act of 1940 and Rule 206(4)-6 and 204-2 under of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to mitigate conflicts of interest that can arise between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is an independent third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square conducts a review at least annually of Glass Lewis & Co to assess the firm’s capacity and competency to serve as a proxy advisor.

●	Palmer Square will vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes that doing so is in the best interest of its clients.

●	In situations where Palmer Square identifies a material conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Team will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect but could be amended in the future

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 816-994-3200.

I.	Proxy Voting Policies and Procedures

As required by Rule 206(4)-6 under the Advisers Act, the Adviser has adopted proxy voting policies and procedures that are reasonably designed to ensure that proxies are voted by the Adviser in the best interests of clients and that address how the Adviser should resolve material conflicts of interest that may arise between the Adviser’s interests and the interests of clients. The Compliance Department is responsible for overseeing the adviser’s compliance with the proxy voting policies and procedures.

Rule 206(4)-6 also requires the Adviser to: (a) disclose to Clients how they may obtain from the Adviser information as to how the Adviser voted with respect to Client securities, (b) describe to clients the Adviser’s proxy voting policies and procedures and (c) upon request, furnish a copy of the policies and procedures to the requesting client. The Adviser’s Form ADV Part 2 should describe the relevant proxy voting policies and procedures and disclose, as applicable, that a copy of the complete proxy voting policy and information regarding how the Adviser voted proxies for particular portfolio securities may be obtained, free of charge, by request to BC Partners (compliance@bcpartners.com).

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”) Angel Oak Capital Advisors, LLC, Mount Logan management, LLC and Palmer Square Capital Management LLC (the "Sub-Advisers"), who are primarily responsible for the day-to-day management of First Trust Private Credit Fund’s portfolio as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012

- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012

– Present)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – Present)

Portfolio Management

Ted Goldthorpe	Chief Executive Officer	10/25/2022	Chief Executive Officer and Chairman of Mount Logan Capital Inc.	Portfolio Management
Matthias Ederer	Co-President	10/25/2022	Co-President of Mount Logan Management LLC	Portfolio Management
Henry Wang	Co-President	10/25/2022	Co-President of Mount Logan Management LLC	Portfolio Management
Angie K. Long	Chief Investment Officer	Since February 2023	Chief Investment Officer, Palmer Square Capital Management since 2011	Portfolio Management
Christopher D. Long	Chief Executive Officer	Since February 2023	Chief Executive Officer, Palmer Square Capital Management since 2009	Portfolio Management
Taylor R. Moore	Managing Director, Portfolio Manager, Head of Structured Credit Trading	Since February 2023	Managing Director, Portfolio Manager, Head of Structured Credit Trading at Palmer Square Capital Management since 2018, joined Palmer Square in 2013.	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Private Credit Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 accounts/ $92.48M	9 accounts / $298.46M	0 accounts	8 accounts / $3,563.60M	6 accounts / $409.27M	0 accounts
Brian Murphy	2 accounts / $92.48M	9 accounts / $298.46M	0 accounts	8 accounts / $3,563.60M	13 accounts / $462.50M	0 accounts
Ted Goldthorpe	5 accounts $1.2B	8 accounts $3.8B	0 accounts	5 accounts $1.2B	7 accounts $3.8B	0 accounts
Matthias Ederer	5 accounts $1.2B	8 accounts $3.8B	0 accounts	5 accounts $1.2B	7 accounts $3.8B	0 accounts
Henry Wang	5 accounts $1.2B	8 accounts $3.8B	0 accounts	5 accounts $1.2B	7 accounts $3.8B	0 accounts
Angie K. Long	0 accounts	68 accounts / $26.1B	0 accounts	7 accounts/ 2.0B	16 accounts / $3.2B	59 accounts / $2.8B
Christopher D. Long	0 accounts	68 accounts / $26.1B	0 accounts	4 accounts/ 1.7B	16 accounts $3.2B	85 accounts / $2.8B
Taylor R. Moore	0 accounts	0 accounts	0 accounts	5 accounts/ 938M	0 accounts	0 accounts

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2025.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. Lancz receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

The Portfolio Management team members from Palmer Square Capital Management LLC receive a fixed based salary and a discretionary bonus. Each Portfolio Management team member is an equity owner of the firm and shares in the firm’s profits. The Portfolio Management team members’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of RiverNorth’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of RiverNorth. As equity owners of RiverNorth, Mr. Galley and Mr. O’Neill also participate in the profits of the firm.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Brian Murphy	$0 - $10,000
Ted Goldthorpe	None

Matthias Ederer	None
Henry Wang	None
Angie K. Long	None
Christopher D. Long	None
Taylor R. Moore	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) Change in the registrant’s independent public accountant is attached hereto.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Private Credit Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.